Exhibit 10.19

DISSOLUTION OF NOT RESIDENCIAL RENT AGREEMENT

PARTICULAR INSTRUMENT OF DISSOLUTION

By this particular instrument of dissolution, on one side, referred to as LANDLORD, the company JAIME FINGERGUT  - Engenharia, Comércio e Industria Ltda. Located at 1971 Avenida Sete de Setembro, First floor, Corredor da Vitória, CEP 40080-22 – Salvador – Ba. Federal Tax Identity Number 15.221.641/0001-43, State Tax Identity Number 00658949, and the other part referred to as the TENANT, the company QUALYTEXTIL S/A, located at Rua do Luxemburgo, Quadra O, Lotes 82/83, District São Caetano, Salvador, Bahia , Zip Code 41230-000, Tax Identity Number 04.011.170/0001-22,on this act represented  by his CFO MR. MIGUEL ANTONIO DO GUIMARÃES BASTOS, of nationality Brazilian, being married of marital status, who proves his identity with Identity Card Number 4607520 SSP/BA, CPF Number 125.891.957-53, and Mrs. MÁRCIA CRISTINA VIEIRA DA CONCEIÇÃO ANTUNES, of nationality Brazilian, being married of marital status   who proves his identity with Identity card Number 02504273-46 – SSP - Ba,  CPF 507.932.685-91, They decide to dissolve the contract of not residential rent, established between the parts

The TENANT makes on this date the payment of the monthly rent, in compliance with the established contractual clauses, being allowed to use the property until 08/ 21st/2009, when he will deliver the building in perfect conditions, to the LANDLORD.

At the property delivering, the TENANT will pay to the LANDLORD the amount equivalent to 02 (two) months of rent, for rescission fine purpose, as it is established s in clause 15 of the Agreement of not Residential Rent

In this way and at the delivering of the property, each of the LANDLORD and the TENANT will release and discharge each other from any payment, not having nothing more to complain and no reason to demand any advantages in connection with the rescinded Agreement.

In witness whereof, the parties have caused this dissolution to be executed in Three (03) copies of equal meaning and form, in the presence of two (02) witnesses that also signed to reach the legal effects.

Salvador-BA, July 22 nd, 2009.

By: /s/ Jaime Fingergut
JAIME FINGERGUT – Engenharia, Comércio e Indústria Ltda.
LOCADOR

By:	/s/ Miguel Antonio dos Guimarães Bastos	By:	/s/ Marcia Cristina Vieira da Conceição Antunes
	Miguel Antonio dos Guimarães Bastos		Marcia Cristina Vieira da Conceição Antunes
QUALYTEXTIL S/A
LOCATÁRIA

WITNESSES

Nome:	Nome:
CPF:	CPF: